UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110

Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 2, 2025, Safety Shot, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with Core 4 Capital Corp. (“Core 4”). Pursuant to the Exchange Agreement, Core 4 and the Company have agreed to the following: (i) to exchange 7,700,014 shares of common stock, par value $0.001 (the “Common Stock”) currently owned by Core 4, for an aggregate of 46,765 shares of Series A-1 Preferred Stock, par value $0.001 (the “Series A-1 Preferred Stock”); (ii) to exchange 2,865,169 warrants to purchase one shares of Common Stock at an exercise price of $0.89 per warrant for 17,401 shares of Series A-2 Preferred Stock, par value $0.001 (the Series A-2 Preferred Stock”), (iii) to exchange 4,000,000 warrants to purchase one share of Common Stock at an exercise price of $0.41 per share for 20,650 shares of Series A-3 Preferred Stock, par value $0.001 (the “Series A-3 Preferred Stock”); and (iv) to exchange 2,500,000 restricted stock units, granted pursuant to the Advisory Agreement, dated May 2, 2025, for 15,184 shares of Series A-1 Preferred Stock.

Additionally, Core 4 has agreed that, without prior written consent of the Company, Core 4 will not (i) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any of the shares issued pursuant to the Exchange Agreement, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares issued pursuant to the Exchange Agreement (the “Lock-Up Provisions”) for a period of at least six (6) months.

The Exchange Agreement contains other customary provisions including representation and warranties for both the Company and Core 4, governing law, and notice.

The foregoing description of the Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement which is filed herein as Exhibit 10.1 of this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding the Exchange Agreement and the shares issuable thereunder are hereby incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series A Preferred Stock

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03.

Pursuant to the terms of the Exchange Agreement, effective May 2, 2025, the Company filed a Certificate of Designation with the Delaware Secretary of State designating, 61,949 shares as Series A-1 Convertible Preferred Stock, 17,401 shares as Series A-2 Convertible Preferred Stock, 20,650 shares as Series A-3 Convertible Preferred Stock (all such series of preferred stock referred to herein collectively as “Series A Preferred Stock”), each with a stated value of $750 per share (the “Original Per Share Price”). The Certificate of Designation sets forth the rights, preferences and limitations of the shares of Series A Preferred Stock. Terms not otherwise defined in this item shall have the meanings given in the Amended Certificate of Designation.

The following is a summary of the terms of the Series A Preferred Stock:

Dividends. At all times following the issuance of the Series A Preferred Stock, while shares of Series A Preferred Stock are issued and outstanding, holders of Series A Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to-Common-Stock basis and without regard to any limitations on conversion set forth herein or otherwise) to and in the same form as dividends (other than dividends in the form of Common Stock, which shall be made in accordance with the terms of the Certificate of Designation) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends in the form of Common Stock, which shall be made in accordance with the terms of the Certificate of Designation) are paid on shares of the Common Stock.

Voting Rights. Subject to certain limitations described in the Certificate of Designation, the Series A Preferred Stock is voting stock. Holders of the Series A Preferred Stock are entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock basis. Holders of Common Stock are entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Accordingly, holders of Series A Preferred Stock will be entitled to one vote for each whole share of Common Stock into which their Series A Preferred Stock is then-convertible on all matters submitted to a vote of stockholders.

Liquidation. Upon any Liquidation, the assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of Series A Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth in the Certificate of Designation or otherwise.

Conversion. Subject to the limitations set forth in the Amended Certificate of Designation, at the option of the holder, each share of Series A Preferred Stock shall be convertible into a number shares of Common Stock obtained by dividing the Original Per Share Price ($750.00) of each such share of Series A Preferred Stock by the conversion price of $4.3935 (the “Conversion Price”). The Conversion Price is subject to adjustment, pursuant to Section 7 of the Certificate of Amendment, in the event of stock dividends and stock splits, subsequent equity sales, subsequent equity sales, subsequent rights offerings, pro rata distributions, and fundamental transactions.

The foregoing summary of the terms of the Series A Preferred Stock is qualified in its entirety by reference to the text of the Amended Certificate of Designation, which is filed hereto as Exhibit 3.6 and is incorporated herein by reference.

Item 9.01 Exhibits

Exhibit No.	Description
3.6	Series A Certificate of Designation
10.1	Exchange Agreement between the Company and Core 4 Capital Corp., dated May 2, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2025

SAFETY SHOT, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer